COMMITMENTS AND CONTINGENCIES	6 Months Ended
Jun. 30, 2019
Commitments And Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENCIES

NOTE 10 — COMMITMENTS AND CONTINGENCIES

Management Control Acquisition Agreement — On June 12, 2017, the Company entered into a Management Control Acquisition Agreement (the “MCAA”) with Telcon Holdings, Inc., a Korean corporation, and Telcon RF Pharmaceutical Inc. (formerly Telcon Inc. and herein “Telcon”), a Korean-based public company whose shares are listed on KOSDAQ, a trading board of Korea Exchange in South Korea. In accordance with the MCAA, the Company invested the ₩36.0 billion KRW (approximately $31.8 million USD) proceeds from the advance payment by Telcon Inc. under the API Supply Agreement discussed below to purchase 6,643,559 shares of Telcon Inc’s common shares at a purchase price of ₩5,419 KRW (approximately $4.79 USD) per share.

The MCAA was amended in certain respect and supplemented by an Agreement, dated as of September 29, 2017 (the “September 2017 Agreement”), among the parties. Pursuant to the September 2017 Agreement, among other things, Telcon Inc. purchased 4,444,445 shares of Company common stock from two stockholders of the Company at a price of $6.60 per share.

On July 2, 2018, the Company entered into an additional agreement (the “Additional Agreement”) with Evercore Investment Holdings Co., Ltd. (formerly Telcon Holdings Co., Ltd.) (“Evercore”) and Telcon. In the Additional Agreement, the Company agreed to use the proceeds from any sales of the Company’s KPM Tech Co., Ltd shares to repurchase shares of Company common stock from Telcon at a price of $7.60 a share, subject to certain exceptions, and Telcon granted the Company the right to repurchase all or a portion of Telcon’s shares of Company common stock at a price of $7.60 a share until October 31, 2018 and at a price to be agreed upon after October 31, 2018. In the Additional Agreement, Telcon also granted the Company a right of first refusal until June 30, 2019 to purchase any of the Company shares that Telcon may wish to sell.

Raw Material Supply Agreement — As described in Note 2, on June 12, 2017, the Company entered into an API Supply Agreement with Telcon pursuant to which it advanced to the Company approximately ₩36.0 billion KRW (approximately $31.8 million USD) in consideration of the right to supply 25% of the Company’s requirements for bulk containers of PGLG for a term of fifteen (15) years. The amount advanced to the Company was recorded as a deferred Trade Discount. On July 12, 2017, the parties entered into a Raw Material Supply Agreement which superseded the API Supply Agreement. The Raw Material Supply Agreement is effective for a term of five (5) years with ten (10) one-year renewal periods. The Raw Material Supply Agreement will automatically renew unless terminated by either party in writing. The Raw Material Supply Agreement provides that the Company will purchase from Telcon 940,000 kilograms of PGLG at $50 USD per kilogram, or a total of $47.0 million. The PGLG purchased from Telcon is included in inventory at net realizable value (i.e., approximately $19 per kilogram as of June 30, 2019) with the excess purchase price being recorded as a charge against the deferred Trade Discount.